Exhibit 99.1

Deutsche Bank Leveraged Finance Conference September 24, 2008

1 Forward Looking Statements • Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties as detailed in our annual report on Form 10-K/A for the year ended December 31, 2007, and quarterly reports dated March 31, 2008 and June 30, 2008, as filed with the Securities and Exchange Commission. • This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

2 Customers: ~ 4,000 Hospitals, ~3,800 Alternate Sites, ~ 200 Manufacturers Equipment: ~ 600,000 units owned or managed Offices: ~80 district offices; 6 Centers of Excellence Who We Are

3 Examples of Customers Group Purchasing Orgs Alternative Care Acute Care Hospitals Manufacturers

4 Equipment Lifecycle Approach has broadened our product lines into Bariatrics, Fully Outsourced Programs and Services UHS Past Growth Peak Needs Equipment Rental

5 Equipment Based Solutions •Wound prevention & care •Patient handling / falls •Medication errors / infectious disease Capital / Operating Costs Nursing productivity / satisfaction Patient safety / outcomes UHS Future Growth: Equipment Based Therapies & Solutions Product Focus Protocol & Measure Focus

6 • Peak Needs / Emergency Needs • Bridging Capital Budget Periods Traditional Rental Customer Need UHS Solution: Equipment Rental Peak Needs Rental = 10% Owned Equipment = 90% Winter Spring Summer Fall Equipment Needs Ventilators Bariatrics Monitors IV Pumps ~ $300 million Market Strong growth opportunities in Bariatrics Examples of Rental Products

7 Fully Outsourced Program: Asset Management Partnership Program Peak Needs Rental = 10% Owned Equipment = 90% Winter Spring Summer Fall Equipment Needs ~$3 Billion Market UHS is innovator; Tipping point nearing; Currently in 2nd Inning Nursing Satisfaction Equipment Utilization Customer Benefits: 0% 15% 30% 45% 60% 75% Pre -AMPP Post-AMPP

New Markets

Legacy Rental Market

~$300 million Market

Asset Management Program

~$3 Billion Market

Substantially Capital-light to UHS







Patient Handling

Beds

Stretchers

Wheelchairs

stryker

> $600 million Market

Entered Mid-2007

Wound Prevention & Therapy

Surfaces



Negative Pressure Wound Therapy



smith&nephew

> $1.0 Billion Market

Entered Early-2008

8

9 Additional Lifecycle Opportunities Manufacturer Rentals Opportunistic Equipment Purchase and Resale Consultation and Never Events Process Improvements Nationwide Recalls and New Product Introduction for Manufacturers

10 Continued Strong Adjusted EBITDA Performance Despite the Challenging U.S. Economy Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations $30 $35 $40 $45 $50 $55 $60 2007 2008 +12.7% ($ millions)

11 Available Liquidity = $94 Revolving Credit $135 Leverage & Liquidity Overview - 6/30/08 $ in Millions Usage = $41 Refer to Appendix for reconciliation of Adjusted EBIDTA Total Debt / LTM Adjusted EBITDA 3.0 3.5 4.0 4.5 5.0 5.5 6.0 Q1-99 Q3-99 Q1-00 Q3-00 Q1-01 Q3-01 Q1-02 Q3-02 Q1-03 Q3-03 Q1-04 Q3-04 Q1-05 Q3-05 Q1-06 Q3-06 Q1-07 Q3-07 Q1-08 Recap Recap Recap

12 $72.2 $95.5 2007 A Wild Cards: IDN AMPP signings and heavy spending for our new customers ~ $70 Net Accrual Capex $105 - $108 2008 E Hospital Admissions / Unemployment Customer Takeaways Resident Program Signings Continued heavy investing in our growth platform Adjusted EBITDA (pre-FAS 141 and other adjustments) Key Drivers Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex 2008 Estimated Guidance ($ millions) We’ll be watching hospital admissions trends as they could put pressure on the lower end of our Adjusted EBITDA range.

13 $20,000 $35,000 $50,000 $65,000 $80,000 $95,000 $110,000 2000 2001 2002 2003 2004 2005 2006 2007 2008E UHS Historically, recessions negatively impact hospital admissions; but challenging capital market settings push health care providers towards Rental vs. Purchase Tremendous growth opportunities in Wound Therapy, Patient Handling and Asset Management UHS expects to continue its history of consistent performance even in difficult markets Outlook Adjusted EBITDA Trend UHS

14 Appendix

Selected Reconciliations

$ in Millions	2nd Quarter 2007	2nd Quarter 2008	June YTD 2007	June YTD 2008	LTM June 2008
Gross Margin FAS 141 Impact					
Depreciation	1.5	3.6	1.5	7.2	14.4
Inventory Adjustment	0.1	-	0.1	-	0.1
Occupancy	-	0.1	-	0.1	0.2
Fixed Asset Disposals	0.1	0.4	0.1	0.9	2.7
Total Gross Margin FAS 141 Impact	**$ 1.7**	**$ 4.1**	**$ 1.7**	**$ 8.2**	**$ 17.4**
SG&A per GAAP to Cash SG&A					
SG&A per GAAP	19.5	21.7	35.3	43.6	85.7
Option Expense					
2003 Stock Option Program	(0.8)	-	(1.3)	-	-
2007 Stock Option Program	(0.4)	(0.6)	(0.4)	(1.2)	(3.3)
					-
Depreciation & Amortization (Intangibles)	(1.6)	(0.7)	(2.8)	(1.5)	(3.1)
FAS 141 Depreciation & Amortization	(1.4)	(4.2)	(1.4)	(8.3)	(16.8)
Other FAS 141 Impact	-	(0.1)	-	(0.2)	(0.4)
Management, Board, & Strategic Fees	(0.3)	(0.4)	(0.6)	(0.6)	(1.0)
Cash SG&A	**15.0**	**15.7**	**28.8**	**31.8**	**61.1**
Company Sale/Restructuring					
2003 Stock Option Program Expense	6.7	-	6.7	-	-
Accounting, Legal & Investment Banking Advisory Fees	8.8	-	9.3	-	0.2
Severance/Relocation	0.9	-	0.9	-	0.1
Bridge Commitment Fee	3.5	-	3.5	-	-
Fees to BSMB	6.5	-	6.5	-	-
Total Company Sale/Restructuring	**$ 26.4**	**$ -**	**$ 26.9**	**$ -**	**$ 0.3**
Loss on Extinguishment of Debt	**$ 23.4**	**$ -**	**$ 23.4**	**$ -**	**$ -**

15

EBITDA Reconciliation

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	2nd Quarter		June YTD	
	2007	2008	2007	2008
Net Cash provided by Operating Activities	$ (11.0)	$ 9.4	$ 8.3	$ 28.3
Changes in Operating Assets and Liabilities	5.0	4.5	2.5	3.2
Other and Non-Cash Expenses	(30.2)	1.4	(31.3)	2.0
Income Tax Expense	(1.3)	(3.9)	(1.1)	(5.9)
Interest Expense	9.5	11.9	17.6	23.5
EBITDA	(28.0)	23.3	(4.0)	51.1
Management, Board, & Strategic Fees	0.3	0.4	0.6	0.6
Gain on Sale of Minneapolis District Office	(0.7)	-	(0.7)	-
Stock Option Expense	1.2	0.6	1.6	1.2
FAS 141 Impact	0.2	0.6	0.2	1.2
Loss on Extinguishment of Debt	23.4	-	23.4	-
Transaction and Related Costs	26.4	-	26.9	-
Adjusted EBITDA	$ 22.8	$ 24.9	$ 48.0	$ 54.1

16

EBITDA Reconciliation: 1998 – LTM Q2 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	LTM June 2008
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 49.8
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	7.4
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	4.8
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(14.5)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.1
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	93.6
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	0.3
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ 0.3
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.0
Gain on Sale of Minneapolis District Office	-	-	-	-	-	-	-	-	-	(0.7)	-
Other	2.9	-	-	-	-	-	-	-	-	-	-
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	3.3
FAS 141 Impact										2.4	3.7
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$ 101.9
Total Revenue	$ 69.4	$ 92.2	$ 106.0	$ 125.6	$ 153.8	$ 171.0	$ 199.6	$ 215.9	$ 225.1	$ 264.0	$ 282.0
Total Debt (at end of period)	$ 150.1	$ 187.5	$ 193.6	$ 204.4	$ 200.8	$ 271.1	$ 297.3	$ 300.5	$ 310.2	$ 497.3	$ 518.3

17

18 Depreciation & Amortization Reconciliation $ in Millions 2nd Quarter June YTD LTM 2007 2008 2007 2008 June 2008 Medical Equipment Depreciation 11.5 $ 11.9 $ 21.7 $ 23.4 $ 46.1 $ FAS 141 Medical Equipment Depreciation 1.4 3.6 1.4 7.2 14.4 Total Medical Equipment Depreciation 12.9 15.5 23.1 30.6 60.5 Other Gross Margin Depreciation 1.1 1.1 2.1 2.2 4.4 FAS 141 Other Gross Margin Depreciation - - - - 0.1 Total Other Gross Margin Depreciation 1.1 1.1 2.1 2.2 4.5 Gross Margin Depreciation 12.6 13.0 23.8 25.6 50.6 FAS 141 Gross Margin Depreciation 1.4 3.6 1.4 7.2 14.5 Total Gross Margin Depreciation 14.0 16.6 25.2 32.8 65.1 Selling, General, and Admin Depreciation 0.7 0.7 1.6 1.5 3.2 FAS 141 Selling, General, and Admin Depreciation 0.1 0.2 0.1 0.3 0.6 Total Selling, General, and Admin Depreciation 0.8 0.9 1.7 1.8 3.8 Amortization of Intangibles 0.8 - 1.2 - - FAS 141 Amortization of Intangibles 1.3 4.0 1.3 8.0 16.1 Total Amortization of Intangibles 2.1 4.0 2.5 8.0 16.1 Total Depreciation and Amortization 16.9 $ 21.5 $ 29.4 $ 42.6 $ 85.0 $

19 Appendix – Other Reconciliations ACCRUAL CAPEX RECONCILIATION $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 LTM June 2008 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 76.1 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - - MME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (4.1) + MME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 3.5 Accrual Capex 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 75.5 $ Acquisitions Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ UHS by Parent - - - - - - - (335.1) - Other - (7.8) - (1.9) (15.1) (1.1) - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $